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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 3, 1998


                         Residential Asset Funding Corp.
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             (Exact name of registrant as specified in its charter)



          North Carolina                333-44409          56-2064715
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 (State or Other Jurisdiction of    (Commission File    (I.R.S. Employer
          Incorporation)                 Number)       Identification No.)



     301 South College Street
    Charlotte, North Carolina                              28202-6001
 (Address of Principal Executive                           ----------
             Offices)                                      (Zip Code)


    Registrant's telephone number, including area code (704) 374-4868
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                Formerly Home Equity Securitization Corp.
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      (Former name or former address, if changed since last report)


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      Item 5.     Other Events

                  Residential Asset Funding Corp., formerly Home Equity Securitization Corp., has previously registered the offer and sale of its First Greensboro Home Equity Asset-Backed Notes, Series 1998-1 (the "Notes").

                  The following exhibit which relates specifically to the Notes is included with this Current Report:


      Item 7(c).  Exhibits

                  10.1 Monthly Payment Date Statement distributed to Noteholders, dated November 25, 1998.

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                                   SIGNATURES


            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                         RESIDENTIAL ASSET FUNDING CORP.
                              as Depositor and on behalf of First Greensboro Home Equity Loan Trust 1998-1
                         Registrant


                                    By: /s/ Wallace Saunders
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                                        Name:  Wallace Saunders
                                        Title: Assistant Vice President


Dated:  December 2, 1998

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                                  EXHIBIT INDEX

Exhibit No.       Description
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Exhibit 10.1.     Monthly Payment Date Statement distributed to
                  Noteholders, dated November 25, 1998